UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 North Beach Street
Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On June 10, 2025, Brown & Brown, Inc., a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among RSC Topco, Inc., a Delaware corporation (“RSC”), the Company, Encore Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Kelso RSC (Investor), L.P., a Delaware limited partnership, solely in its capacity as the equityholder representative (the “Kelso Investor”), pursuant to which the Company, through the consummation of the Merger described below, will acquire RSC for an aggregate purchase price of $9.825 billion, payable at the closing of the Merger (the “Closing”), subject to certain customary post-Closing adjustments as set forth in the Merger Agreement (the “Transaction”). After adjustments pursuant to the Merger Agreement, the net merger consideration payable at Closing is expected to be approximately $9.4 billion, comprised of approximately $8.1 billion in cash and approximately $1.3 billion in shares of the Company’s common stock, par value $0.10 per share (the “Common Stock Consideration”). The number of shares comprising the Common Stock Consideration will be determined using the $110.57 per share closing price of the Company’s common stock on June 6, 2025. A portion of the merger consideration will be held in escrow pursuant to certain indemnification arrangements as described below.

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the Closing, Merger Sub will merge with and into RSC, following which the separate existence of Merger Sub will cease (the “Merger”). RSC will continue its existence as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. RSC is the holding company for Accession Risk Management Group, Inc., a Delaware corporation, which is a North American insurance distribution platform with a family of specialty insurance and risk management companies, including the Risk Strategies and One80 Intermediaries brands.

The Merger Agreement contains representations, warranties, covenants and indemnities related to the Transaction that are customary for a transaction of this nature. The completion of the Transaction is subject to and dependent upon customary closing conditions, including the receipt of applicable regulatory approvals. The parties previously submitted filings in respect of the Transaction under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the waiting period for such filings has already expired.

The Merger Agreement includes customary termination provisions for the parties, including if, subject to certain exceptions: (a) the Closing has not occurred on or prior to the Expiration Date (as defined in the Merger Agreement), and (b) the other party has breached its representations, warranties or covenants in the Merger Agreement and such breach would cause certain conditions in the Merger Agreement not to be satisfied, subject to certain negotiated cure periods.

Pursuant to the Merger Agreement, an aggregate of $750 million of merger consideration—consisting of cash and shares of the Company’s common stock—will be placed in escrow (the “Indemnity Escrow Fund”) to secure the indemnification obligations of the equityholders with respect to specified liabilities (the “Special Indemnified Matters”) related to certain financial guarantee and final judgment preservation policies for segregated captive cells issued by one of RSC’s subsidiaries (the “FG Policies”) and the unwinding of the restructuring of the domicile of certain of the FG Policies (the “Restructuring”). These Special Indemnified Matters include liabilities arising out of or relating to the Restructuring, litigation relating to the foregoing, costs and liabilities associated with the run-off and administration of the FG Policies, and related financing, tax and mitigation costs. With respect to indemnification claims arising from the FG Policies or related litigation, payments will first be made from a separate capital pool related specifically to the FG Policies (to the extent available), followed by payment from the Indemnity Escrow Fund. The Indemnity Escrow Fund will remain in place until the later of: (i) a determination by the FG Committee (as defined in the Merger Agreement) that no further obligations remain under the FG Policies and (ii) a determination by the FG Committee that no reserves are required for pending or reasonably anticipated Special Indemnified Matters. After all claims related to the FG Policies and the Restructuring are resolved, any amounts remaining in the Indemnity Escrow Fund will be disbursed to the equityholders of RSC in proportion to the initial contribution to the Indemnity Escrow Fund. The portion of the Common Stock Consideration that is placed in the Indemnity Escrow Fund will not be subject to the lock-up described below in Item 3.02 of this Current Report on Form 8-K.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included in this Current Report on Form 8-K to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company, RSC, Merger Sub, the Kelso Investor, their respective subsidiaries or affiliates, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the transactions contemplated by the Merger Agreement. The representations, warranties, covenants and indemnities contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not consider or rely on the representations, warranties, covenants, indemnities or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, RSC, Merger Sub, the Kelso Investor or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sale of Equity Securities.

The Common Stock Consideration to be issued pursuant to the Merger Agreement as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02, will consist of unregistered common stock. Such common stock will be issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. Certain of the recipients of the Common Stock Consideration will enter into an agreement which will prohibit, subject to customary exceptions, the sale, pledge, or other disposition of a portion of such Common Stock Consideration over a five-year period, with 20% of such shares released from lock-up on the second, third and fourth anniversaries of such issuance and 40% of such shares released from lock-up on the fifth anniversary of such issuance, respectively.

Item 7.01	Regulation FD Disclosure

Supplemental Information

On June 10, 2025, the Company issued a press release announcing the Transaction. A copy of the press release announcing the Transaction is furnished herewith as Exhibit 99.1.

On June 10, 2025, the Company also provided supplemental information regarding the Transaction in connection with a presentation to investors. A copy of the investor presentation is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Bridge Loan Facility

In connection with the Transaction, on June 10, 2025, the Company also entered into a commitment letter (the “Bridge Commitment Letter”) with Bank of America, N.A., BofA Securities, Inc. and JPMorgan Chase Bank, N.A. (the “Bridge Lenders”). The Bridge Commitment Letter provides for a commitment by certain Bridge Lenders to provide up to $9.4 billion of loans under a 364-day senior unsecured bridge term loan facility (the “Bridge Loan Facility”) to fund a portion of the consideration for the Transaction and to pay related fees and expenses. Commitments under the Bridge Commitment Letter will be permanently reduced by, among other things, net cash proceeds of certain equity issuances, debt incurrences, asset sales and the committed amounts of any term loan facility or new or amended revolving credit facility.

RSC Financial Statements and Pro Forma Condensed Combined Financial Information

In connection with the Transaction, the Company is providing in this Current Report on Form 8-K: (i) the audited consolidated financial statements and accompanying notes of RSC Topco, Inc. and Subsidiaries as of and for the fiscal year ended December 31, 2024, which are filed herewith as Exhibit 99.3 and incorporated herein by reference, (ii) the unaudited condensed consolidated financial statements and accompanying notes of RSC Topco, Inc. and Subsidiaries as of and for the three months ended March 31, 2025, which are filed herewith as Exhibit 99.4 and incorporated herein by reference, and (iii) the unaudited pro forma condensed combined financial information of the Company giving effect to the Transaction (the “pro forma condensed combined financial information”), which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2025 (which gives effect to the Transaction as if it occurred or had become effective on March 31, 2025) and the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2025 and the fiscal year ended December 31, 2024 (which give effect to the Transaction as if it occurred or had become effective on January 1, 2024), which are filed herewith as Exhibit 99.5 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and RSC would have achieved had the companies been combined during the periods presented in the pro forma condensed combined financial information and is not intended to project the future results of operations that the combined company may achieve after the Transaction is consummated.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the documents filed herewith and any related oral statements, contains “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. The Company has based these statements on its current expectations about potential future events. Although the Company believes the expectations expressed in the forward-looking statements included in this Form 8-K and those reports, statements, information and announcements incorporated by reference into this Form 8-K are based upon reasonable assumptions within the bounds of the Company’s knowledge of its business and the Transaction, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by the Company or on its behalf. Many of these factors have previously been identified in filings or statements made by the Company or on its behalf. Important factors which could cause the Company’s actual results to differ, possibly materially from the forward-looking statements in this Form 8-K include, but are not limited to, the following items: (a) risks with respect to the timing and completion of the Transaction; (b) the possibility that the anticipated benefits, including any anticipated costs saving and strategies, of the Transaction are not realized when expected or at all; (c) risks related to the financing of the Transaction, including that financing the Transaction will result in an increase in the Company’s indebtedness and that the Company may not be able to secure the required financing in connection with the Transaction on acceptable terms, in a timely manner, or at all; (d) the unaudited pro forma condensed combined financial information reflecting the Transaction included in this Form 8-K is based on assumptions and is subject to change based on various factors; (e) risks relating to the financial information related to RSC presented in this Form 8-K; (f) risks related to RSC’s business, including underwriting risk in connection with certain captive insurance companies; (g) the risk that certain assumptions the Company has made relating to the Transaction prove to be materially inaccurate; (h) the inability to hire, retain and develop qualified employees, as well as the loss of any of the Company’s executive officers or other key employees; (i) a cybersecurity attack or any other interruption in information technology and/or data security that may impact the Company’s operations or the operations of third parties that support it; (j) acquisition-related risks that could negatively affect the success of the Company’s growth strategy, including the possibility that the Company may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into its operations and expand into new markets; (k) risks related to the Company’s international operations, which may result in additional risks or require more management time and expense than the Company’s domestic operations to achieve or maintain profitability; (l) the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; (m) the loss of or significant change to any of the Company’s insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in the Company’s commissions; (n) the effect of natural disasters on the Company’s profit-sharing contingent commissions, insurer capacity or claims expenses within the Company’s capitalized captive insurance facilities; (o) adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where the Company has a concentration of the Company’s business; (p) the inability to maintain the Company’s culture or a significant change in management, management philosophy or its business strategy; (q) fluctuations in the Company’s commission revenue as a result of factors outside of its control; (r) the effects of significant or sustained inflation or higher interest rates; (s) claims expense resulting from the limited underwriting risk associated with the Company’s participation in capitalized captive insurance facilities; (t) risks associated with the Company’s automobile and recreational vehicle finance and insurance dealer services businesses; (u) changes in, or the termination of, certain programs administered by the U.S. federal government from which the Company derives revenues; (v) the limitations of the Company’s system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; (w) the Company’s reliance on vendors and other third parties to perform key functions of its business operations and provide services to its customers; (x) the significant control certain shareholders have; (y) changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; (z) improper disclosure of confidential information; (aa) the Company’s ability to comply with non-U.S. laws, regulations and policies; (bb) the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on the Company’s businesses, results of operations, financial condition or liquidity; (cc) uncertainty in the Company’s business practices and compensation arrangements with insurance carriers due to potential changes in regulations; (dd) regulatory changes that could reduce the Company’s profitability or growth by increasing compliance costs, technology compliance, restricting the products or services the Company may sell, the markets it may enter, the methods by which it may sell the Company’s products and services, or the prices it may charge for its services and the form of compensation it may accept from its customers, carriers and third parties; (ee) increasing scrutiny and changing laws and expectations from regulators, investors and customers with respect to the Company’s environmental, social and governance practices and disclosure; (ff) a decrease in demand for liability insurance as a result of tort reform legislation; (gg) the Company’s failure to comply with any covenants contained in its debt agreements; (hh) the possibility that covenants in the Company’s debt agreements could prevent the Company from engaging in certain potentially beneficial activities; (ii) fluctuations in foreign currency exchange rates; (jj) a downgrade to the Company’s corporate credit rating, the credit ratings of the Company’s outstanding debt or other market speculation; (kk) changes in the U.S.-based credit markets that might adversely affect the Company’s business, results of operations and financial condition; (ll) changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which the Company operates; (mm) disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; (nn) conditions that result in reduced insurer capacity; (oo) quarterly and annual variations in the Company’s commissions that result from the timing of policy renewals and the net effect of new and lost business production; (pp) intangible asset risk, including the possibility that the Company’s goodwill may become impaired in the future; (qq) changes in the Company’s accounting estimates and assumptions; (rr) future pandemics, epidemics or outbreaks of infectious diseases, and the resulting governmental and societal responses; (ss) other risks and uncertainties as may be detailed from time to time in the Company’s public announcements and SEC filings; and (tt) other factors that the Company may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect the Company’s current expectations concerning future results and events. Forward-looking statements that the Company makes or that are made by others on the Company’s behalf are based upon a knowledge of the Company’s business and the environment in which it operates, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements the Company makes herein. The Company cannot assure you that the results or developments anticipated by the Company will be realized, or even if substantially realized, that those results or developments will result in the expected consequences for the Company or affect the Company, its business or its operations in the way it expects. The Company cautions readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this Form 8-K, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Item 9.01	Financial Statements and Exhibits

2.1	Agreement and Plan of Merger, dated June 10, 2025, by and among RSC Topco, Inc, Brown & Brown, Inc., Encore Merger Sub, Inc., and Kelso RSC (Investor), L.P.*

23.1	Consent of Ernst & Young LLP.

99.1	Press Release, dated June 10, 2025, issued by Brown & Brown, Inc. regarding the Transaction.

99.2	Investor Presentation Materials, dated June 10, 2025.

99.3	Audited consolidated financial statements and accompanying notes of RSC Topco, Inc. and Subsidiaries as of and for the year ended December 31, 2024.

99.4	Unaudited condensed consolidated financial statements and accompanying notes of RSC Topco, Inc. and Subsidiaries as of and for the three months ended March 31, 2025.

99.5	Unaudited pro forma condensed combined financial information for the periods presented.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)

Date: June 10, 2025	By:	/s/Anthony M. Robinson
Anthony M. Robinson
Secretary